New Zealand gas sale proceeds	12 Months Ended
Dec. 31, 2025
Oil and Gas Assets [Abstract]
New Zealand gas sale proceeds	New Zealand gas sale proceeds:
The Company entered into short-term commercial arrangements to provide the natural gas available to the Company into the New Zealand electricity market. As a result, the Company has recognized $39.1 million (2024 - $103.0 million) of net proceeds in the year ended December 31, 2025 relating to gas provided. This does not include fixed costs, the impact of lost margin on the sale of methanol that was not produced in the period and additional supply chain costs incurred.